UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 2005
                                                          --------------

                         GEOTEC THERMAL GENERATORS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


             000-26315                                59-3357040
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     (Commission File Number)             (IRS Employer Identification No.)


        110 East Atlantic Avenue, Suite 200, Delray Beach, Florida 33444
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 276-9960
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF PRINCIPAL OFFICER.

          Mr. W. Richard Lueck has resigned his positions as President and Chief Executive Officer of Geotec Thermal Generators, Inc. (the "Company"). The Board of Directors of the Company has accepted Mr. Lueck's resignation from such positions effective as of May 6, 2005. Mr. Lueck will continue his employment with the Company; fulfill the terms of his agreement with the Company; and, devote his time to specific projects under the direction of the interim president and chief executive officer.

          Mr. Bradley T. Ray, Chairman of the Board of Directors for the Company has agreed to serve as interim president and chief executive officer for the Company. For a description of Mr. Ray's recent business experience, please refer to the Company's Form 10-KSB filed with the Securities and Exchange Commission on April 28, 2005.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOTEC THERMAL GENERATORS, INC.



                                        By: /s/ Bradley T. Ray
                                            ------------------
                                            Bradley T. Ray
                                            President, Chief Executive Officer

DATED:  May 6, 2005


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